UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 28, 2007
                                                 -------------------------------

       J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC20
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                         (Exact name of issuing entity)

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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            (Exact name of the depositor as specified in its charter)

                     JPMorgan Chase Bank, N.A. and CIBC Inc.
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             (Exact name of sponsors as specified in their charters)

        New York                  333-140804-05                  13-3789046
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(State or other jurisdiction      (Commission File Number     (IRS Employer
of incorporation of depositor)    of issuing entity)          Identification
                                                             No. of depositor)

                 270 Park Avenue
                New York, New York                               10017
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(Address of principal executive offices of depositor)    (Zip Code of depositor)

Depositor's telephone number, including area code    (212) 834-9280
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
           -------------

      On September 28, 2007, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of September 28, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, Midland Loan Services, Inc., as master servicer, Centerline Servicing, Inc. as special servicer, and Wells Fargo Bank, N.A., as trustee and as paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC20, Commercial Mortgage Pass-Through Certificates, Series 2007-CIBC20 (the "Certificates"). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-1A, Class X-2, Class A-M, Class A-MFL and Class A-J Certificates, having an aggregate initial principal amount of $2,187,168,000, were sold to J.P. Morgan Securities Inc., CIBC World Markets Corp., Credit Suisse Securities (USA) LLC and Lehman Brothers Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated September 25, 2007, by and among the Depositor and the Underwriters. In connection with the issuance and sale to the Underwriters of the Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Certificates, which legal opinion is attached to an exhibit to this report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated September 28, 2007.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated September 28, 2007 (included as part of Exhibit 5).

Exhibit 23   Consent of Cadwalader, Wickersham & Taft LLP (included as part of
             Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 28, 2007                       J.P. MORGAN CHASE COMMERCIAL
                                               MORTGAGE SECURITIES CORP.



                                               By:    /s/ Emanuel Chrysoulakis
                                                   -----------------------------
                                                   Name:  Emanuel Chrysoulakis
                                                   Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.          Description                                  Electronic (E)
-----------          -----------                                  --------------

5                    Legality Opinion of Cadwalader, Wickersham        (E)
                     & Taft LLP, dated September 28, 2007.

8                    Tax Opinion of Cadwalader, Wickersham &           (E)
                     Taft LLP, dated September 28, 2007 (included as part of Exhibit 5).

23                   Consent of Cadwalader, Wickersham & Taft          (E)
                     LLP (included as part of Exhibit 5).